FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report: August 9, 2000 (August 3, 2000)

                        (Date of earliest event reported)


                               GORAN CAPITAL INC.
             (Exact name of registrant as specified in its charter)


Canada                        000-24366                      Not Applicable
(State or other             (Commission                       (IRS Employer
jurisdiction of             File Number)                    Identification No.)
incorporation)


                               4720 Kingsway Drive

                           Indianapolis, Indiana 46205

                    (Address of principal executive offices)


Registrant's telephone number, including area code: 318-259-6300 (USA)


Former name or former address, if changed since last report:  N/A

Item 4.  Changes in Registrant's Certifying Accountant

On August 3, 2000, Schwartz Levitsky Feldman, LLP ("Schwartz") resigned as the independent accountants for Goran Capital Inc. (the "Registrant").

On August 4, 2000 the Registrant engaged the accounting firm of BDO Seidman, LLP ("BDO") as its independent accountants. The decision to engage BDO was made by the Registrant's Board of Directors and approved by its Audit Committee.

During the two most recent fiscal years and the subsequent interim period prior to August 4, 2000, there have been no disagreements with Schwartz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or any reportable events.

Schwartz's report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

None of the following events has occurred within the Registrant's two most recent fiscal years or the subsequent interim period preceding the resignation of Schwartz.

         (A) Schwartz has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

         (B) Schwartz has not advised the Registrant that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

         (C) (1) Schwartz has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountants' attention that if further investigated could (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that could prevent it from rendering an unqualified report on those financial statements), or
                  (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) due to the accountant's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

         (D) (1) Schwartz has not advised the Registrant that information has come to the accountant's attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements issued or to be issued covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

During the two most recent fiscal years, and the subsequent interim period prior to engaging BDO, neither the Registrant, nor anyone on its behalf, consulted BDO regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided, that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant has requested that Schwartz furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Schwartz's letter to the SEC dated August 3, 2000 is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits

                  Financial Statements

                           None

                  Exhibits

Exhibit No.       Description

         16       Letter re Change in Certifying Accountant

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     GORAN CAPITAL INC.

Dated: August 9, 2000

                                By: /s/ Alan G. Symons, Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT

         16                         Letter re Change in Certifying Accountant